UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2023 (May 12, 2023)
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9002 San Marco Court	Orlando	FL	32819
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of Certificate of Incorporation
As described in Item 5.07 below, on May 12, 2023, at the 2023 annual meeting of stockholders of Marriott Vacation Worldwide Corporation (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) in order to phase out the classification of the Board and to provide for the annual election of all directors, as described below. The amendment to the Certificate (the “Declassification Amendment”) became effective upon filing the Certificate of Amendment to the Certificate (the “Certificate of Amendment”) with the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on May 12, 2023.
Article V, Section 5.2 of the Certificate provided that the Board was divided into three classes of approximately equal size, composed of directors each serving terms of office of three years. The Declassification Amendment amends Section 5.2 to provide for the annual election of directors. Specifically, the Declassification Amendment provides for the annual election of directors beginning at the 2024 annual meeting of stockholders, and for a phased-in declassification of the Board over a period of three years. Beginning with the 2026 annual meeting of stockholders, the declassification of the Board will be complete and all directors will be subject to annual election for one-year terms. Consistent with Delaware law, the Declassification Amendment also provides that directors elected annually may be removed either for or without cause. Directors elected for and serving out the remainder of a three-year term (and any director appointed to fill a vacancy caused by the death, resignation, retirement, disqualification or removal of a director elected for and serving out the remainder of a three-year term) would continue to be removable only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Removal of directors will be governed by the default standard under the Delaware General Corporation Law (the “DGCL”), which requires approval by a majority of the shares entitled to vote thereon.
Any director elected to fill a new Board seat resulting from an increase in the number of directors after the effective date of the Declassification Amendment but prior to the 2026 annual meeting of stockholders would be elected for a term expiring when the term of the class to which the director has been assigned expires. Directors elected by the Board to fill vacancies would have the same remaining terms as that of their predecessors.
Also on May 12, 2023, following the filing of the Certificate of Amendment, the Company filed a Second Restated Certificate of Incorporation (the “Second Restated Certificate”), which restates and integrates into a single document, but does not further amend, the Certificate, as amended and restated to date. The foregoing summary of the Certificate of Amendment and the Second Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Second Restated Certificate, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Amendment of Bylaws
On May 12, 2023, as a result of the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the DGCL and a periodic review of the bylaws of the Company, the Board adopted and approved amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company, effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors or proposals of other business made in connection with annual and special meetings of stockholders by, including, without limitation:
•Adding a requirement that any stockholder submitting a nomination notice make a representation and applicable confirmation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and provide evidence that such stockholder has complied with such requirements;
•Adding a requirement that any stockholder submitting a proposal of other business make a representation and applicable confirmation as to whether such stockholder intends to solicit proxies from at least the percentage of the Company’s voting shares required under applicable law to carry the proposal;

•Clarifying that a failure to provide such disclosure or comply with such requirements will result in a stockholder’s nomination or proposal of other business being disregarded;
•Providing that the number of nominees proposed by stockholders submitting a nomination notice may not exceed the number of directors to be elected at the relevant meeting of stockholders;
•Requiring additional disclosures from nominating stockholders or proposing persons, proposed nominees and, if the nominating or proposing stockholder is not a natural person, the natural person(s) associated with such stockholder responsible for the decision to propose the business or nomination; and
•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•Clarify the majority of stock present voting standard;
•Modify the provisions relating to availability of lists of stockholders entitled to vote at stockholder meetings, and clarify the manner in which a meeting of stockholders (including a virtual meeting) may be adjourned without having to provide additional notice in accordance with Section 222 of the DGCL, in each case, to reflect recent amendments to the DGCL; and
•Clarify the ability of the presiding officer of a stockholders’ meeting to prescribe rules and regulations for the conduct of such stockholders’ meeting.
The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.3 hereto and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 12, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Marriott Vacations Worldwide Corporation (the “Company”), a total of 33,453,746 shares of the Company’s common stock (90.24% of all shares entitled to vote at the Annual Meeting) were represented, in person or by proxy. The following proposals were voted on and approved by the Company's stockholders at the Annual Meeting:
(1)The Company’s shareholders elected the three director nominees named in the Proxy Statement as Class II directors with the following votes:

Nominee	For	Withheld	Broker Non-Vote
Charles Elliott “C.E.” Andrews	28,522,157	421,878	4,509,711
William W. McCarten	27,794,818	1,149,217	4,509,711
William J. Shaw	28,248,722	695,313	4,509,711
(2)The Company’s shareholders ratified the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year with the following votes:

For	Against	Abstain	Broker Non-Vote
33,240,864	187,703	25,179	—
(3)The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers with the following votes:

For	Against	Abstain	Broker Non-Vote
28,252,786	643,822	47,427	4,509,711
(4)The Company’s shareholders approved the amendment of the Company’s restated certificate of incorporation to provide for the phased-in declassification of the Board of Directors:

For	Against	Abstain	Broker Non-Vote
28,865,482	43,562	34,991	4,509,711

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Marriott Vacations Worldwide Corporation
3.2	Second Restated Certificate of Incorporation of Marriott Vacations Worldwide Corporation
3.3	Restated Bylaws of Marriott Vacations Worldwide Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	May 15, 2023	By:	/s/ Anthony E. Terry
		Name:	Anthony E. Terry
		Title:	Executive Vice President and Chief Financial Officer

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